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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                               Amendment No. 1 on

                                   FORM 8-K/A

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934

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Date of Report (Date of earliest event reported):  MARCH 5, 2003


                          INTERLEUKIN GENETICS, INC.
                          --------------------------
            (Exact name of registrant as specified in its charter)


   DELAWARE                       000-23413                      94-3123681
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(State or other                  (Commission                   (IRS Employer
jurisdiction of                  File Number)                Identification No.)
incorporation)                                                   94-3123681

                     135 BEAVER STREET, WALTHAM, MA  02452
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              (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code: (781) 398-0700


                                 Not Applicable
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)


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The purpose of this amendment to our Current Report on Form
8-K filed with the Securities Exchange Commission on March 5, 2003, is (i) to change the number of shares of Common Stock into which the Amended and Restated Notes are convertible, as reported under the captions "General" and "Refinancing of Prior Debt/Promissory Notes," from 4,169,652 shares to 4,075,811 shares; and (ii) to correct the schedule to Exhibit 10.13, which omitted one of the Director appointees who signed a Director Indemnity Agreement with us.

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

      We have entered into financing and related transactions that constitute a change of control. The following summaries of our Series A Preferred Stock and agreements that we have entered into are summaries and are qualified in their entirety by references to the agreements and Certificate of Designations of the Series A Preferred Stock that we are filing as exhibits with this Current Report on Form 8-K and are incorporated herein by reference. You are urged to review the full text of those documents that define the rights of the new investors.

GENERAL

      In a private placement on March 5, 2003, we entered into a Stock Purchase Agreement (the "Purchase Agreement") with Pyxis Innovations Inc., a Delaware corporation and a subsidiary of Alticor Inc. ("Pyxis"), pursuant to which Pyxis purchased from us 5,000,000 newly-issued shares of our Series A Preferred Stock, par value $.001 per share (the "Series A Preferred Stock"), for $7,000,000 in cash and $2,000,000 in cash to be paid, if at all, upon our reaching a milestone pursuant to the terms of the Purchase Agreement. The offering was made to Pyxis by way of a private placement exempt from registration under the Securities Act of 1933, as amended (the "Securities Act"). We have been advised by Pyxis that the source of the cash paid and to be paid was and will be capital contributions from its sole shareholder, Alticor Inc.

      The Series A Preferred Stock issued in the private placement is initially convertible into 28,157,683 shares of our Common Stock reflecting a conversion price of $.2486 per share (or $.3196 per share if the milestone payment is received), subject to weighted average antidilution adjustments. Assuming the conversion of all shares of Series A Preferred Stock, such shares would represent 54.9% of the outstanding shares of our Common Stock.

      Pursuant to the terms of the Purchase Agreement, Pyxis has agreed to refinance certain of our indebtedness in the form of previously issued promissory notes that are held by Pyxis and certain individuals. Convertible promissory notes in the original aggregate principal amount of $2,000,000 issued to Pyxis are convertible into shares of Common Stock at any time at a conversion price equal to two times the conversion price of the Series A Preferred Stock in effect at that time. As of March 5, 2003, the principal and accrued interest under these convertible promissory notes was convertible into 4,075,811 shares of Common Stock.

      Concurrent with the closing of the Purchase Agreement, we entered into a Research Agreement with an affiliate of Pyxis, governing the terms of developing and validating nutrigenomic and dermagenomic tests and products. We also entered into a License Agreement with another affiliate of Pyxis, granting an exclusive license of all of our current and future intellectual property, limited to the field of nutrigenomics and dermagenomics.

      Pursuant to the terms of the Purchase Agreement, we agreed to reduce the number of directors on our Board of Directors from six to five and granted Pyxis, as the sole holder of shares of our Series A Preferred Stock, the right to appoint four out of five members of our new Board of Directors. The election of these Series A Directors is intended to be effective ten (10)


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days after the date on which an Information Statement is filed with the SEC and mailed to all holders of record of our Common Stock as required by Rule 14f-1 of the Exchange Act. We will file and mail the Information Statement as soon as reasonably practicable from the date hereof.

SERIES A PREFERRED STOCK

      The Series A Preferred Stock was issued in return for a capital contribution of $7,000,000 and is convertible into shares of Common Stock at a initial conversion price of $.2486 per share. If we achieve the milestone of entering into a genetics testing agreement with one or more customers with a projected internal rate of return of at least twenty percent (20%) and a payback period of three (3) years or less, Pyxis will make an additional capital contribution of $2,000,000. This subsequent milestone payment will increase the effective conversion price per Common Stock equivalent share to $.3196 per share.

      The Series A Preferred Stock accrues dividends at the rate of 8% of the original purchase price per year, payable only when, as and if declared by the Board of Directors and are non-cumulative. If we declare a distribution, with certain exceptions, payable in securities of other persons, evidences of indebtedness issued by us or other persons, assets (excluding cash dividends) or options or rights to purchase any such securities or evidences of indebtedness, then, in each such case the holders of the Series A Preferred Stock shall be entitled to a proportionate share of any such distribution as though the holders of the Series A Preferred Stock were the holders of the number of shares of our Common Stock into which their respective shares of Series A Preferred Stock are convertible as of the record date fixed for the determination of the holders of our Common Stock entitled to receive such distribution.

      In the event of any liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, the holders of the Series A Preferred Stock shall be entitled to receive, prior and in preference to any distribution of any of our assets or surplus funds to the holders of our Common Stock by reason of their ownership thereof, the amount of two times the then-effective purchase price per share, as adjusted for any stock dividends, combinations or splits with respect to such shares, plus all declared but unpaid dividends on such share for each share of Series A Preferred Stock then held by them. After receiving this amount, the holders of the Series A Preferred Stock shall participate on an as-converted basis with the holders of Common Stock in any of our remaining assets.

      Each share of Series A Preferred Stock is convertible at any time at the option of the holder into a number of shares of our Common Stock determined by dividing the then-effective purchase price (originally $1.40, or $1.80 if the milestone payment is received, and subject to further adjustment) by the conversion price in effect on the date the certificate is surrendered for conversion. The initial conversion price is $.2486 per share (or $.3196 per share if the milestone payment is received), subject to weighted average antidilution adjustment.

      Pyxis has agreed that it will not sell or otherwise transfer its Series A Preferred Stock (or shares of our Common Stock converted therefrom) to any unrelated third-party until after March 5, 2005.


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      Each holder of Series A Preferred Stock is entitled to vote its shares of
Series A Preferred Stock on an as-converted basis with the holders of Common Stock as a single class on all matters submitted to a vote of the stockholders, except as otherwise required by applicable law or the Certificate of Designations. This means that each share of Series A Preferred Stock will be entitled to a number of votes equal to the number of shares of Common Stock into which it is convertible on the applicable record date.

      We have reserved all authorized but otherwise unissued or unreserved shares of Common Stock for the conversion of the Series A Preferred Stock. We currently do not have sufficient shares of Common Stock authorized under our Certificate of Incorporation to cover all shares of Common Stock that we may be required to issue upon conversion of the Series A Preferred Stock or any of the shares that we may be required to issue upon the conversion of the promissory notes described below. We have agreed to take all such corporate actions as may be necessary to increase the number of authorized but unissued shares of Common Stock, including engaging in our best efforts to obtain stockholder approval of an amendment of our certificate of incorporation.

REFINANCING OF PRIOR DEBTS/PROMISSORY NOTES

      Pursuant to the terms of the Purchase Agreement, Pyxis has agreed to refinance certain of our indebtedness held by Pyxis and others in the form of previously issued promissory notes. Upon the closing of the Purchase Agreement, we amended and restated promissory notes previously issued to Pyxis, in aggregate principal amount of $2,000,000, with a variable interest rate equal to one percent above the "prime rate," payable on a quarterly basis in cash. These amended and restated notes have a maturity date of December 31, 2007 and are convertible at the option of Pyxis into shares of our Common Stock at a conversion price of two times the then applicable conversion price of the Series A Preferred Stock. As of March 5, 2003, outstanding principal and interest under these notes would be convertible into 4,075,811 shares of Common Stock. As previously reported, the terms of the original notes include that they are secured by all of our intellectual property except intellectual property relating to periodontal disease and sepsis.

      In connection with issuing the amended and restated notes, we further amended the Note Purchase Agreement and the Security Agreement relating thereto to reflect the above described terms.

      In addition, pursuant to the terms of the Purchase Agreement, Pyxis agreed to advance to us prior to August 9, 2003, cash required to repay principal and interest due under promissory notes previously issued in the original aggregate principal amount of $525,000, that accrue interest at an annual rate of 15% and are due on August 9, 2003. We are permitted to repay these notes at any time. At such time as Pyxis advances us an amount equal to principal and interest due under these notes, we will use the proceeds to repay the outstanding notes and will issue to Pyxis a promissory note with the same material terms as the amended and restated notes described above.




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RESEARCH AND LICENSE AGREEMENTS

        Concurrent with the closing of the Purchase Agreement, we entered into a License Agreement with an affiliate of Pyxis, granting an exclusive, license of all of our current and future intellectual property, limited to the field of nutrigenomics and dermagenomics. Outside the field of nutrigenomics and dermagenomics, we granted a right of first negotiation for the commercialization of all of our current and future intellectual property into products/services.

        We also entered into a Research Agreement with another affiliate of Pyxis, governing the terms of developing and validating nutrigenomic and dermagenomic tests and products. The resulting intellectual property relating to nutrigenomic and dermagenomic products would be owned by the affiliate of Pyxis and we would retain the ownership of its underlying intellectual property and resulting intellectual property relating to dermagenomic tests. In addition, we agreed with Pyxis to establish a "science committee" with equal representation from each party to exchange non-confidential information in anticipation of developing mutually beneficial opportunities.

REGISTRATION RIGHTS

      We have entered into a Registration Rights Agreement with Pyxis. Under this agreement, we are obligated to register for resale the Common Stock issuable upon the conversion of the Series A Preferred Stock upon demand by Pyxis at any time following the second anniversary of the closing of the Purchase Agreement. Upon such demand, we are obligated to use our reasonable best efforts to have the registration statement registering such securities declared effective within one hundred and twenty (120) days of filing it with the SEC. In addition, we have agreed to grant Pyxis unlimited "piggyback" registration rights following the second anniversary of the closing of the Purchase Agreement along with priority for such registration in certain circumstances.

CHANGES TO THE BOARD OF DIRECTORS

      Pursuant to the terms of the Purchase Agreement, we agreed to reduce the number of directors on our Board of Directors from six to five and granted Pyxis, as the sole holder of Series A Preferred Stock, the right to appoint four out of five members of our new Board of Directors. Effective immediately prior to the closing under the Purchase Agreement, Edward M. Blair, Jr., Gary L. Crocker, John Garofalo and Thomas A. Moore, each resigned from the Board of Directors. These resignations were a condition to Pyxis entering into the Purchase Agreement and the related transactions. Kenneth S. Kornman also resigned, effective ten (10) days after the date on which the information statement is filed with the SEC and mailed to all holders of record of our Common Stock as required by Rule 14f-1 of the Exchange Act. Bert Crandell, George D. Calvert, Beto Guajardo and Thomas R. Curran, Jr. have been elected to our Board of Directors as Series A Directors effective ten (10) days after the date on which such information statement is filed with the SEC and mailed to all holders of record of our Common Stock. Philip Reilly, our Chief Executive Officer, will continue to serve as a Director.


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AGREEMENT REGARDING CORPORATE OPPORTUNITY

      We have agreed to certain terms for allocating opportunities as permitted under Section 122(17) of the Delaware General Corporation Law. This agreement, as set forth in the Purchase Agreement, regulates and defines the conduct of certain of our affairs as they may involve Pyxis as our majority stockholder and its affiliates, and the powers, rights, duties and liabilities of us and our officers and directors in connection with corporate opportunities.

      Except under certain circumstances, Pyxis and its affiliates have the right to engage in the same or similar activities or lines of business or have an interest in the same classes or categories of corporate opportunities as we do. If Pyxis or one of our directors appointed by Pyxis, and its affiliates acquire knowledge of a potential transaction or matter that may be a corporate opportunity for both Pyxis and its affiliates and us, to the fullest extent permitted by law, Pyxis and its affiliates will not have a duty to inform us about the corporate opportunity or be liable to us or to you for breach of any fiduciary duty as a stockholder of ours for not informing us of the corporate opportunity, keeping it for its own account, or referring it to a another person.

      Additionally, except under limited circumstances, if an officer or employee of Pyxis who is also one of our directors is offered a corporate opportunity, such opportunity shall not belong to us. In addition, we agreed that such director will have satisfied his duties to us and not be liable to us or to you in connection with such opportunity.

      The terms of this agreement will terminate on the date that no person who is a director, officer or employee of ours is also a director, officer, or employee of Pyxis.

SAFE HARBOR

        This Current Report on Form 8-K contains forward-looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, including statements regarding our ability to combine our intellectual property and expertise with Alticor's manufacturing and distribution capabilities, the development and validation of nutrigenomic and dermagenomic tests and products, the marketing of products and milestone payments that we may receive. Because such statements include risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Factors that could cause actual results to differ materially from those expressed or implied by such forward-looking statements include, but are not limited to, our ability to develop diagnostic products for nutrigenomic and dermagenomic care uses, Pyxis and its affiliates' ability to market nutritional and skin care products used in conjunction with our diagnostic tests, our ability to achieve the milestone that would result in an additional $2.0 million payment from Alticor, our ability to complete clinical research and data analysis, meeting our clinical studies' endpoints, risk of market acceptance of our products, risk of technology and products obsolescence, delays in development of products, reliance on partners, competitive risks


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and those risks and uncertainties described in our Form 10-Q for the quarter ended September 30, 2002, as filed on November 7, 2002, and in other filings made by us with the Securities and Exchange Commission. We disclaim any obligation to update these forward-looking statements, unless required by law.

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

      On March 5, 2003, we publicly disseminated a press release announcing that the we entered into the above described transaction with Pyxis. The information contained in the press release is incorporated herein by reference and filed as
Exhibit 99.1 hereto.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)   Exhibits.

3.1* Certificate of Designations, Preferences, and Rights of Series A Preferred Stock

10.1* Stock Purchase Agreement between Interleukin Genetics, Inc. and Pyxis Innovations Inc., dated as of March 5, 2003

10.2*       Amendment No. 3 to Note Purchase Agreement, dated as of March 5,
            2003

10.3*       Amendment No. 2 to Security Agreement, dated as of March 5, 2003

10.4* Form of Amended and Restated Secured Promissory Note to Pyxis Innovations Inc.

10.5*       Amendment No. 2 to Note Purchase Agreement, dated as of January
            28, 2003

10.6+* Research Agreement, by and between Interleukin Genetics, Inc. and Access Business Group International LLC, dated as of March 5, 2003

10.7+* Exclusive License Agreement, by and between Interleukin Genetics, Inc. and Access Business Group International LLC, dated as of March 5, 2003

10.8* Registration Rights Agreement by and between Interleukin Genetics, Inc. and Pyxis Innovations Inc., dated as of March 5, 2003

10.9* Amendment No. 1 to Employment Agreement, by and between Interleukin Genetics, Inc. and Phillip R. Reilly, dated as of March 5, 2003

10.10* Amendment to Employment Agreement, by and between Interleukin Genetics, Inc. and Fenel Eloi, dated as of March 5, 2003

10.11* Amendment to Employment Agreement, by and between Interleukin Genetics, Inc. and Kenneth S. Kornman, dated as of March 5, 2003


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10.12*      Amendment to Employment Agreement, by and between Interleukin
            Genetics, Inc. and Paul Martha, M.D., dated as of March 5, 2003

10.13       Form of Director Indemnity Agreement, dated as of March 5, 2003

10.14*      Letter of Guaranty from Alticor Inc., dated March 5, 2003

99.1*       Press Release, dated March 5, 2003

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+ Confidential treatment has been requested with respect to certain portions of this exhibit. Omitted portions have been filed separately with the Securities and Exchange Commission.

* Previously filed as the same exhibit number to our Current Report on Form 8-K, filed with the Securities Exchange Commission on March 5, 2003.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          Interleukin Genetics, Inc.
                                          --------------------------
                                          (Registrant)



Date: March 11, 2003                       /s/ Philip R. Reilly
                                          ---------------------------------
                                          PHILIP R. REILLY
                                          CHIEF EXECUTIVE OFFICER


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                                  EXHIBIT INDEX

Exhibit
Number                  Description

3.1* Certificate of Designations, Preferences, and Rights of Series A Preferred Stock

10.1* Stock Purchase Agreement between Interleukin Genetics, Inc. and Pyxis Innovations Inc., dated as of March 5, 2003

10.2*       Amendment No. 3 to Note Purchase Agreement, dated as of March 5,
            2003

10.3*       Amendment No. 2 to Security Agreement, dated as of March 5, 2003

10.4* Form of Amended and Restated Secured Promissory Note to Pyxis Innovations Inc.

10.5*       Amendment No. 2 to Note Purchase Agreement, dated as of January
            28, 2003

10.6+* Research Agreement, by and between Interleukin Genetics, Inc. and Access Business Group International LLC, dated as of March 5, 2003

10.7+* Exclusive License Agreement, by and between Interleukin Genetics, Inc. and Access Business Group International LLC, dated as of March 5, 2003

10.8* Registration Rights Agreement by and between Interleukin Genetics, Inc. and Pyxis Innovations Inc., dated as of March 5, 2003

10.9* Amendment No. 1 to Employment Agreement, by and between Interleukin Genetics, Inc. and Phillip R. Reilly, dated as of March 5, 2003

10.10* Amendment to Employment Agreement, by and between Interleukin Genetics, Inc. and Fenel Eloi, dated as of March 5, 2003

10.11* Amendment to Employment Agreement, by and between Interleukin Genetics, Inc. and Kenneth S. Kornman, dated as of March 5, 2003

10.12* Amendment to Employment Agreement, by and between Interleukin Genetics, Inc. and Paul Martha, M.D., dated as of March 5, 2003

10.13*      Form of Director Indemnity Agreement, dated as of March 5, 2003

10.14*      Letter of Guaranty from Alticor Inc., dated March 5, 2003

99.1*       Press Release, dated March 5, 2003

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+ Confidential treatment has been requested with respect to certain portions of this exhibit. Omitted portions have been filed separately with the Securities and Exchange Commission.

* Previously filed as the same exhibit number to our Current Report on Form 8-K, filed with the Securities Exchange Commission on March 5, 2003.


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